Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Environmental Energy Services, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of his knowledge, that:

1.     The Quarterly Report on Form 10-QSB for the three months ended June 30, 2006 (the "Form 10-QSB") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ A. Leon Blaser

A. Leon Blaser, Chief Executive Officer

Date: August 14, 2006

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